                                                                   Exhibit 10.14


                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

      This First Amendment (this "First Amendment") to Second Amended and Restated Revolving Credit Agreement is made and entered into and has an effective date as of the 20th day of September, 2000, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP ("BPLP") and the Subsidiaries of BPLP which are listed on Schedule 1 (as amended in connection herewith and as such Schedule 1 may be amended from time to time) (BPLP and any such Subsidiary being hereinafter referred to collectively as the "Borrower" unless referred to in their individual capacities) to a certain Second Amended and Restated Revolving Credit Agreement (as amended hereby, the "Credit Agreement") dated as of March 31, 2000, each having its principal place of business at 800 Boylston Street, Boston, Massachusetts 02199, FLEET NATIONAL BANK ("Fleet"), a national banking association, having its principal place of business at One Federal Street, Boston, Massachusetts 02109 and certain other lending institutions (collectively with Fleet, the "Banks") and FLEET NATIONAL BANK, as agent for itself and each other Bank.

      WHEREAS, the Borrower has requested that the Total Commitment under (and as defined in) the Credit Agreement be increased by an aggregate amount equal to $105,000,000;

      WHEREAS, each of the Banks has agreed to permit such increase in the Total Commitment on the terms and conditions set forth herein:

      WHEREAS, Credit Lyonnais, New York Branch, Wells Fargo Bank and Bankers Trust Company have agreed to provide Commitments (as defined in the Credit Agreement) to the Borrower in the aggregate amount equal to $105,000,000;

      WHEREAS, in connection with the foregoing, the Borrower has requested certain amendments to the Credit Agreement, as set forth herein.

      NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

      2. From and after the effective date hereof, (i) each of Credit Lyonnais, New York Branch, Wells Fargo Bank and Bankers Trust Company shall be a Bank and a Co-Agent for all purposes under the Credit Agreement and other Loan Documents, and (ii) the term Loan Documents shall include this First Amendment to Second Amended and Restated Credit Agreement, dated as of September 20, 2000, among the Borrower, the Banks and the Agent.

      3. The definition of "Revolving Credit Notes" contained in Section 1 of the Credit Agreement is amended by deleting the reference to "$500,000,000" contained therein, and by inserting in place thereof the following new reference: "$605,000,000."

      4. The definition of "Total Commitment" contained in Section 1 of the Credit Agreement is amended by deleting the reference to "$500,000,000" contained therein, and by inserting in place thereof the following new reference: "$605,000,000."

      5. Section 2.6 of the Credit Agreement is amended by adding the following parenthetical at the end thereof: "(provided that as to any Bank which is required to fund Revolving Credit Loans from its head office located in the Pacific Time Zone (U.S.), the preceding reference to `11:00 a.m.' shall be deemed to be a reference to `1:00 p.m.')".

      6. Schedule 2 to the Credit Agreement is amended to read in its entirety as set forth in Annex 1 hereto.

      7.    The Borrower hereby represents and warrants as follows:

            (a) Representations in Credit Agreement. Both before and after giving effect to this First Amendment, each of the representations and warranties made by or on behalf of the Borrower, the Guarantor or any of their respective Subsidiaries contained in the Credit Agreement or any of the other Loan Documents, was true when made and is true on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made on the date hereof and in this First Amendment, except (i) to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, and (ii) to the extent that such representations and warranties relate expressly to an earlier date.

            (b) No Events of Default. No Default or Event of Default exists on the date hereof (both before and after giving effect to this First Amendment). Without limitation of the foregoing, after giving effect to this First Amendment, there exists no Default or Event of Default as a result of non-compliance with Sections 9 or 10 of the Credit Agreement.

            (c) Binding Effect of Documents. This First Amendment has been duly executed and delivered by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms. Revolving Credit Notes (substantially in the form of Exhibit A to the Credit Agreement) in favor of Credit Lyonnais, New York Branch, Wells Fargo Bank and Bankers Trust Company and the fee letter of even date herewith have been duly executed and delivered by each Borrower and, simultaneously with the closing of this First Amendment, shall be in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein and therein constitute legal, valid and binding obligations of each of Borrower enforceable against each Borrower in accordance with their respective terms.

      8.    Provisions of General Application.

            (a) No Other Changes. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered. The Credit Agreement and this First Amendment shall be read and construed as one agreement.

            (b) Governing Law. This First Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This First Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

            (c) Binding Effect; Assignment. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

            (d) Counterparts. This First Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this First Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

            (e) Conflict with Other Agreements. If any of the terms of this First Amendment shall conflict in any respect with any of the terms of any of the Credit Agreement or any other Loan Document, the terms of this First Amendment shall be controlling.

            (f) Conditions Precedent. The effectiveness of this First Amendment is subject to the conditions precedent that:

                  (i) The Agent shall have received, in form and substance satisfactory to it, a fully executed original of (a) this First Amendment, (b) the new Revolving Credit Notes in favor of Credit Lyonnais, New York Branch, Wells Fargo Bank and Bankers Trust Company, respectively, from each Borrower, (c) the fee letter of even date herewith relating to the fees payable by the Borrower in connection with this First Amendment, and (d) the certificate required to be delivered by
                  Section 8.14 (relating to removal of a Borrower), with such certificate to take into account the increase in the Total Commitment contained herein;

                  (ii) The Agent and the Banks shall have received satisfactory legal opinions from counsel to the Borrower with respect to this First Amendment and the new Revolving Credit Notes; and

                  (iii) Borrower shall have paid to the Agent all fees required to be paid by the fee letter entered into by the Borrower and the Agent on the date hereof.


                  [Remainder of page intentionally left blank]

      WITNESS the execution hereof, under seal, as of the day and year first written above.


                                  FLEET NATIONAL BANK,
                                  individually and as Managing Administrative
                                  Agent*


                                  By: ____________________________
                                  Name:
                                  Title:

                                  CREDIT LYONNAIS, NEW YORK BRANCH


                                  By: ____________________________
                                  Name:
                                  Title:

                                  WELLS FARGO BANK


                                  By: ____________________________
                                  Name:
                                  Title:

                                  BANKERS TRUST COMPANY


                                  By: ____________________________
                                  Name:
                                  Title:


--------
* The Managing Administrative Agent has received Unanimous Bank Approval for the amendments contained in this First Amendment.

                          32 Hartwell Avenue, Lexington, MA**

                          MBZ-LEX TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          Waltham Office Center, Waltham, MA

                          ZEE EM TRUST II

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


--------
** The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.

                          204 Second Avenue, Waltham, MA

                          WP TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          170 Tracer Lane, Waltham, MA

                          TRACER LANE TRUST II

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          33 Hayden Avenue, Lexington, MA

                          HAYDEN OFFICE TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          Lexington Office Park, 420-430 Bedford Street, Lexington, MA

                          ELANDZEE TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          40-46 Harvard Street, Westwood, MA

                          40-46 HARVARD STREET TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          17 Hartwell Avenue, Lexington, MA

                          ZEE BEE TRUST II

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          One Cambridge Center, Cambridge, MA

                          ONE CAMBRIDGE CENTER TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          Three Cambridge Center, Cambridge, MA

                          THREE CAMBRIDGE CENTER TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          Eleven Cambridge Center, Cambridge, MA

                          ELEVEN CAMBRIDGE CENTER TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          Fourteen Cambridge Center, Cambridge, MA

                          FOURTEEN CAMBRIDGE CENTER TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          500 E Street, S.W., Washington, D.C.

                          SCHOOL STREET ASSOCIATES LIMITED
                          PARTNERSHIP

                          By:   Boston Properties LLC, its sole general
                                partner

                                By:   Boston Properties Limited
                                      Partnership, its managing member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:______________(SEAL)
                                               David Gaw
                                               Chief Financial Officer

                          1950 Stanford Court, Building One (MD 1),
                          Landover, MD

                          MARYLAND 50 BUILDING I ASSOCIATES
                          LIMITED PARTNERSHIP

                          By:   Boston Properties LLC, its general partner

                                By:   Boston Properties Limited
                                      Partnership, its managing member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:___________________(SEAL)
                                               David Gaw
                                               Chief Financial Officer


                          6201 Columbia Park Road, Building Two (MD2),
                          Landover, MD

                          MARYLAND 50 BUILDING II ASSOCIATES
                          LIMITED PARTNERSHIP

                          By:   Boston Properties LLC, its general partner

                                By:   Boston Properties Limited
                                      Partnership, its managing member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:___________________(SEAL)
                                               David Gaw
                                               Chief Financial Officer

                          2000 South Club Drive, Building Three (MD3),
                          Landover, MD

                          MARYLAND 50 BUILDING III ASSOCIATES
                          LIMITED PARTNERSHIP

                          By:   Boston Properties LLC, its general partner

                                By:   Boston Properties Limited
                                      Partnership, its managing member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:___________________(SEAL)
                                               David Gaw
                                               Chief Financial Officer


                          Long Wharf Marriott, Boston, MA

                          DOWNTOWN BOSTON PROPERTIES TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          Cambridge Center Marriott, Cambridge, MA

                          TWO CAMBRIDGE CENTER TRUST

                          By:   Boston Properties Limited Partnership,
                                its beneficiary

                                By:   Boston Properties, Inc., its
                                      general partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          910 Clopper Road, Gaithersburg, MD

                          TECH PARK 270 LIMITED PARTNERSHIP

                          By:   Boston Properties
                                LLC, its general partner

                                By:   Boston Properties Limited
                                      Partnership, its Managing Member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:______________(SEAL)
                                               David Gaw
                                               Chief Financial Officer

                          930 Clopper Road, Gaithersburg, MD

                          TECH PARK 270 PHASE III LIMITED
                          PARTNERSHIP

                          By:   Boston Properties
                                LLC, its general partner

                                By:   Boston Properties Limited
                                      Partnership, its Managing Member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:______________(SEAL)
                                               David Gaw
                                               Chief Financial Officer

                          Decoverly Two, Rockville, MD

                          DECOVERLY TWO LIMITED PARTNERSHIP

                          By:   Boston Properties
                                LLC, its general partner

                                By:   Boston Properties Limited
                                      Partnership, its Managing Member

                                      By:   Boston Properties, Inc., its
                                            general partner

                                            By:______________(SEAL)
                                               David Gaw
                                               Chief Financial Officer


                          The Candler Building, 111 Market Place,
                          Baltimore, MD

                          CANDLER ASSOCIATES L.L.C.

                          By:   Boston Properties, Inc., its managing
                                member

                                By:_____________________(SEAL)
                                   David Gaw
                                   Chief Financial Officer


                          104 Carnegie Center, Princeton, NJ

                          CARNEGIE CENTER ASSOCIATES

                          By: Boston Properties Limited Partnership, its general partner

                                By:   Boston Properties, Inc., its general
                                      partner

                                      By:______________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          105 Carnegie Center, Princeton, NJ

                          CARNEGIE CENTER ASSOCIATES

                          By: Boston Properties Limited Partnership, its general partner

                                By:   Boston Properties, Inc., its general
                                      partner

                                      By:_____________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          210 Carnegie Center, Princeton, NJ

                          210 ASSOCIATES LIMITED PARTNERSHIP

                          By:   Boston Properties LLC, its general partner

                                By:   Boston Properties Limited Partnership,
                                      its managing member

                                      By:   Boston Properties, Inc., its general
                                            partner

                                            By:___________________(SEAL)
                                               David Gaw
                                               Chief Financial Officer

                          211 Carnegie Center, Princeton, NJ

                          211 ASSOCIATES LIMITED PARTNERSHIP

                          By:   Boston Properties LLC, its general partner

                                By:   Boston Properties Limited Partnership,
                                      its managing member

                                      By:   Boston Properties, Inc., its general
                                            partner

                                            By:___________________(SEAL)
                                               David Gaw
                                               Chief Financial Officer


                          Cambridge Center North Garage, Cambridge, MA

                          CAMBRIDGE CENTER NORTH TRUST

                          By: Boston Properties Limited Partnership, its beneficiary

                                By:   Boston Properties, Inc., its general
                                      partner

                                      By:___________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer

                          181 Spring Street, Lexington, MA

                          191 SPRING STREET TRUST

                          By: Boston Properties Limited Partnership, its beneficiary

                                By:   Boston Properties, Inc., its general
                                      partner

                                      By:____________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          9509 Key West Avenue, Decoverly Seven,
                          Rockville, MD

                          DECOVERLY SEVEN LIMITED PARTNERSHIP

                          By:   Boston Properties LLC, its general partner

                                By:   Boston Properties Limited Partnership,
                                      its managing member

                                      By:   Boston Properties, Inc., its general
                                            partner

                                            By:__________________(SEAL)
                                               David Gaw
                                               Chief Financial Officer

                          One Tower Center, East Brunswick, NJ

                          SCV PARTNERS

                          By: Boston Properties Limited Partnership, a general partner

                                By:   Boston Properties, Inc., its general
                                      partner

                                      By:____________________(SEAL)
                                         David Gaw
                                         Chief Financial Officer


                          195 West Street, Waltham, MA

                          25-33 Dartmouth Street, Westwood, MA

                          7435 Boston Boulevard, Building One,
                          Springfield, VA

                          7451 Boston Boulevard, Building Two,
                          Springfield, VA

                          7374 Boston Boulevard, Building Four,
                          Springfield, VA

                          8000 Grainger Court, Building Five,
                          Springfield, VA

                          7500 Boulevard, Building Six,
                          Springfield, VA

                          7501 Boston Boulevard, Building Seven,
                          Springfield, VA

                          7601 Boston Boulevard, Building Eight,
                          Springfield, VA

                          7600 Boston Boulevard, Building Nine,
                          Springfield, VA

                          7375 Boston Boulevard, Building Ten,
                          Springfield, VA

                          8000 Corporate Court, Building Eleven,
                          Springfield, VA

                          7700 Boston Boulevard, Building Twelve,
                          Springfield, VA

                          38 Cabot Boulevard, Bucks County, PA

                          2391 West Winton Avenue, Hayward, CA

                          365 Herndon Parkway (Sugarland I),
                          Herndon, VA

                          397 Herndon Parkway (Sugarland II),
                          Herndon, VA

                          164 Lexington Road, Billerica, MA

                          Fullerton Square, Springfield, VA

                          The Arboretum, 12700 Sunrise Valley Drive,
                          Reston, VA

                          502 Carnegie Center, Princeton, NJ

                          Residence Inn, Cambridge, MA

                          Decoverly Three, 15204 Omega Drive, Rockville,
                          MD

                          7450 Boston Boulevard, Building Three,
                          Springfield, VA

                          200 West Street, Waltham, MA


                          BOSTON PROPERTIES LIMITED PARTNERSHIP


                          By:   Boston Properties, Inc., its sole general
                                partner

                                By:_________________________(SEAL)
                                   David Gaw
                                   Chief Financial Officer

ACKNOWLEDGED AND AGREED:

BOSTON PROPERTIES, INC.


By:_________________________(SEAL)
   David Gaw
   Chief Financial Officer

                                                                         ANNEX 1

                                   SCHEDULE 2

Bank                                                Commitment Amount            Commitment Percentage
----                                                -----------------            ---------------------
Fleet National Bank                                    $ 82,000,000                      13.55%
One Federal Street
Boston, MA 02109

Bank of America, N.A.                                  $ 81,500,000                      13.47%
MD2-600-06-14
6610 Rock Ledge Drive
6th Floor
Bethesda, MD  20817

Commerzbank AG, New York Branch and Grand              $ 81,500,000                      13.47%
Cayman Branch
2 World Financial Center
New York, NY  10281-1050

PNC Bank, National Association                         $ 40,000,000                       6.61%
One PNC Plaza
249 Fifth Avenue
Mail Stop P1-P0PP-19-2
Pittsburgh, PA  15265

The Bank of New York                                   $ 35,000,000                       5.79%
One Wall Street
New York, NY  10286

Bayerische Hypo- Und Vereinsbank AG, New York          $ 40,000,000                       6.61%
  Branch
150 East 42nd Street
New York, NY  10017-4679

The Chase Manhattan Bank                               $ 20,000,000                       3.30%
380 Madison Avenue
10th Floor
New York, NY  10017

Bank                                                Commitment Amount            Commitment Percentage
----                                                -----------------            ---------------------
KeyBank                                                $ 40,000,000                       6.61%
666 Fifth Avenue
Suite 3706
New York, NY  10103

Dresdner Bank AG, New York and Grand Gayman            $ 35,000,000                       5.79%
  Branches
75 Wall Street
New York, NY  10005

Citizens Bank                                          $ 25,000,000                       4.13%
28 State Street
Boston, MA  02109

Summit Bank                                            $ 20,000,000                       3.30%
Commerce Center
1800 Chapel Avenue West
Cherry Hill, NJ  08002

Credit Lyonnais, New York Branch                       $ 35,000,000                       5.79%
1301 Avenue of the Americas
New York, NY  10019-6022

Wells Fargo Bank                                       $ 35,000,000                       5.79%
125 Pearl Street, 3rd Floor
Boston, MA  02110

Bankers Trust Company                                  $ 35,000,000                       5.79%
130 Liberty Street, 25th Floor
New York, New York  10006


TOTAL                                                  $605,000,000                        100%


                                       S-2